EXHIBIT 32.1

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350,AS
ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Lease Equity Appreciation Fund I, L.P. (the “Fund”) for the fiscal period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Miles Herman, Principal Executive Officer of LEAF Asset Management, Inc., the General Partner of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2004 /s/ Miles Herman Miles Herman Tite: President and a Director of LEAF Asset Management, Inc. (The General Partner)(Principal Executive Officer)